Inspirato Reaffirms Independent Strategy, Highlights Recent Achievements and Its Focus on Long-Term Shareholder Value

DENVER, September 29, 2025 — Inspirato Incorporated (“Inspirato” or the “Company”) (Nasdaq: ISPO), the premier luxury vacation club and property technology company, today reaffirmed its independent strategy following recent unsolicited interest in acquiring the Company. After careful review, the Board of Directors determined that pursuing such a transaction is not in the best interests of the Company, its shareholders, members, or employees.

A Strengthened Foundation
Over the past 14 months, Inspirato has executed a focused transformation:
•Reduced overhead by tens of millions, creating a leaner, more agile business.
•Relaunched Inspirato Pass, expanding access and delivering more value to members.
•Deepened commitment to curated, bespoke luxury travel experiences for members.
•Achieved trailing 12-month EBITDA¹ profitability as of Q2 2025.

Commitment to Shareholders
“Our responsibility is to maximize long-term shareholder value,” said Payam Zamani, Chairman & CEO. “Inspirato is stronger today than at any point in its recent history. We have an extraordinary team, a resilient business model, and a clear vision for the future. While we will always evaluate strategic opportunities, we will only pursue those that align with our mission and deliver enduring value to all shareholders.”

Looking Ahead
With a solid vision and a clear strategy, Inspirato is positioned for a strong future—defined by enhanced member offerings, profitable growth, and a steadfast commitment to transparency and long-term value creation. The Company is also actively exploring accretive financing options to support its growth strategy as a stand-alone entity.

For more information about Inspirato and its exclusive luxury travel offerings and partnerships, visit www.inspirato.com.
About Inspirato
Inspirato (NASDAQ: ISPO) is a luxury vacation club and a property technology company that provides access to a portfolio of curated vacation options, delivered through an innovative model designed to ensure the service, certainty, and value that discerning travelers demand. The Inspirato portfolio includes exclusive luxury vacation homes, accommodations at five-star hotel and resort partners, and custom travel experiences. For more information, visit www.inspirato.com and follow @inspirato on Instagram, Facebook, X, and LinkedIn.
(1) Non-GAAP Financial Measures
Reconciliation to the most relevant GAAP figures can be found in the Company’s financial statements for the second quarter of 2025, filed with the SEC on Form 10-Q.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events, the Company’s future financial or operating performance or its potential strategic alternatives. In some cases, you can identify forward-looking statements because they contain words such as “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “forecast,” “plan,” “intend,” “target,” or the negative of these words or other similar expressions that concern the Company’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the Company’s consideration of potential strategic alternatives will not result in a successful transaction or strategic direction and other risks detailed in the Company’s filings with the Securities and Exchange Commission. All information provided in this release is as of the date hereof, and the Company undertakes no duty to update this information unless required by law. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this release.

Contacts:
Investor Relations ir@inspirato.com	Media Relations communications@inspirato.com